SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 14, 2002

                              PHARMACIA CORPORATION
             (Exact Name of Registrant as Specified in its Charter)



          Delaware                    1-2516                     43-0420020
(State or Other Jurisdiction       (Commission                 (IRS Employer
     of Incorporation)             File Number)             Identification No.)

100 Route 206 North, Peapack, New Jersey                            07977
(Address of Principal Executive Office)                           (Zip Code)

                                  908-901-8000
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              (Registrant's telephone number, including area code)

                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 9.  REGULATION FD DISCLOSURE.

         On November 14, 2002, in connection with the filing of Pharmacia Corporation's (NYSE: PHA) ("Pharmacia") quarterly report on Form 10-Q for the quarter ended September 30, 2002, Fred Hassan, Principal Executive Officer, and Christopher J. Coughlin, Principal Financial Officer, of Pharmacia submitted sworn statements to the Securities and Exchange Commission pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. A copy of each statement is attached to this Form 8-K and furnished herewith, pursuant to Item 9, as Exhibit 99.1 and
Exhibit 99.2.


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(C)      EXHIBITS

Exhibit No.    Description
-----------    -----------

99.1 Certification of Principal Executive Officer, dated November 8, 2002, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (filed herewith).

99.2 Certification of Principal Financial Officer, dated November 7, 2002, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (filed herewith).


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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            PHARMACIA CORPORATION



Date:  November 14, 2002                    By: /s/ Don W. Schmitz
                                                -----------------------
                                                Don W. Schmitz
                                                Vice President and Secretary


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


                                  EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------

99.1 Certification of Principal Executive Officer, dated November 8, 2002, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (filed herewith).

99.2 Certification of Principal Financial Officer, dated November 7, 2002, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (filed herewith).



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